UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

April 2, 2024

Date of Report (Date of earliest event reported)

ChampionX Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2445 Technology Forest Blvd

Building 4, 12th Floor

The Woodlands, Texas 77381

(Address of principal executive offices and zip code)

(281) 403-5772

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by ChampionX Corporation, a Delaware corporation (“ChampionX”) with the Securities and Exchange Commission on April 2, 2024 (the “April 2 Current Report”), in which ChampionX reported, among other events, the execution of the Merger Agreement (as defined below). The April 2 Current Report incorrectly stated that the Merger Agreement was attached to the April 2 Current Report. The Amendment No. 1 is being filed to amend only Item 1.01 and to attach the Merger Agreement previously summarized in Item 1.01 as Exhibit 2.1.

Item 1.01. Entry Into a Material Definitive Agreement.

On April 2, 2024, ChampionX entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Schlumberger Limited, a Curaçao corporation (“SLB”), Sodium Holdco, Inc., a Delaware corporation and indirect wholly owned subsidiary of SLB, (“Sodium US”), and Sodium Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SLB and Sodium US (“Merger Sub”), pursuant to which Merger Sub will be merged with and into ChampionX (the “Merger”, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with ChampionX surviving the Merger as an indirect wholly owned subsidiary of SLB.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and by virtue of the Merger, each share of common stock, par value $0.01 per share, of ChampionX (“ChampionX Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares of ChampionX Common Stock held in the treasury of ChampionX or held by SLB, Sodium US or any direct or indirect wholly owned subsidiary of SLB, in each case except for any such shares held on behalf of third parties (“ChampionX Excluded Stock”)) will be converted, without any action on the part of the holder thereof, into the right to receive 0.735 shares of common stock, par value $0.01 per share, of SLB (“SLB Common Stock”), which shares will be duly authorized and validly issued in accordance with applicable laws (the “Equity Consideration”) and, if applicable, cash in lieu of fractional shares. At the Effective Time, and by virtue of the Merger and without any action on the part of SLB, Sodium US, Merger Sub, ChampionX or the holders thereof, each share of ChampionX Excluded Stock shall cease to be outstanding and shall be canceled and retired without payment of any consideration therefor.

At the Effective Time, and by virtue of the Merger and without any action on the part of SLB, Sodium US, Merger Sub and ChampionX or the holders thereof: (a) each in-the-money ChampionX stock appreciation right (a “ChampionX SAR”) that is outstanding immediately prior to the Effective Time will be converted into the right to receive cash based on the spread value of such ChampionX SAR multiplied by the Exchange Ratio and each out-of-the-money ChampionX SAR will be canceled for no consideration; (b) each ChampionX option that is outstanding immediately prior to the Effective Time will automatically be converted into and thereafter evidence an option to acquire shares of SLB Common Stock based on the Exchange Ratio; (c) each ChampionX restricted stock unit award (“ChampionX RSU Award”) that is outstanding immediately prior to the Effective Time will be assumed and converted into a restricted stock unit award to acquire shares of SLB Common Stock (“SLB RSU Award”) based on the Exchange Ratio, and each dividend equivalent right underlying such ChampionX RSU Award will be cancelled and converted into the right to receive an amount in cash equal to the amount accrued in a bookkeeping account as of immediately prior to closing of the transactions contemplated by the Merger Agreement (the “Closing”) with respect to such dividend equivalent right; (d) each ChampionX performance share award that is outstanding immediately prior to the Effective Time shall be assumed and converted into a SLB RSU Award based on the Exchange Ratio, and based on the attainment of performance levels set forth in the Merger Agreement; and (e) each deferred stock unit award of ChampionX that is outstanding immediately prior to the Effective Time shall be cancelled and converted into the right to receive a number of shares of SLB Common Stock based on the Exchange Ratio.

The Merger Agreement contains customary representations and warranties of the parties. The Merger Agreement also contains customary covenants and agreements, including, among others, covenants relating to: (a) the conduct of business of each of the parties between the date of the signing of the Merger Agreement and the date of the Closing; (b) regulatory matters, including the parties’ efforts to consummate the Closing and to obtain approvals from governmental agencies; (c) the joint preparation of a registration statement on Form S-4 to be filed by SLB in connection with the issuance of the Equity Consideration, which will include a proxy statement of ChampionX (the “Form S-4”); (d) ChampionX’s obligation to hold a stockholder meeting for purposes of adopting the Merger Agreement (the “ChampionX Stockholder Approval”) and to use commercially reasonable efforts to solicit proxies with respect thereto; (e) employee benefits to be provided to continuing employees of ChampionX after the Closing; and (f) non-solicitation by ChampionX of third party acquisition proposals.

The Closing is subject to the fulfillment or waiver of certain conditions, including, among others: (a) receipt of the ChampionX Stockholder Approval; (b) the receipt of approval for listing of shares of the SLB Common Stock as Equity Consideration on the New York Stock Exchange, subject to official notice of issuance; (c) the absence of certain legal restraints that enjoin, prohibit, prevent or make illegal the consummation of the Transactions (“Mutual Legal Restraint”); (d) the expiration or termination of all waiting periods applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and any commitment to, or agreement with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Transactions and the receipt of all clearances, consents and approvals under certain specified regulatory laws; (e) the effectiveness of the Form S-4; (f) with respect to SLB, (i) the absence of certain specified legal restraints that enjoin, prohibit, prevent or make illegal the consummation of the Transactions (“Specified Legal Restraint”), (ii) the absence of investigations of the Transaction under specified regulatory laws, (iii) the expiration of all waiting periods applicable under specified regulatory filings following SLB’s determination to submit such filings (“Specified Regulatory Filings”), (iv) receipt of all clearances, consents and approvals under the Specified Regulatory Filings and (v) the absence of certain other regulatory laws as set forth in the Merger Agreement (collectively, the “Specified SLB Conditions”) and (g) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations.

The Merger Agreement contains termination rights for the parties, including, among others: (a) by the mutual written consent of both ChampionX and SLB; (b) by either ChampionX or SLB if the consummation of the Merger does not occur on or prior to April 2, 2025 (the “End Date”) (subject to an automatic extension to October 2, 2025 if all Closing conditions, other than those related to (i) the absence of a Mutual Legal Restraint in relation to certain specified regulatory laws, (ii) the expiration or termination of all waiting periods (or any extension thereof) under the HSR Act any commitment to, or agreement with, any governmental entity to delay the consummation of, or not to consummate before a certain date, the Transactions and the receipt of all clearances, consents and approvals under the certain specified regulatory laws, have not been satisfied or (iii) at the election of SLB, the Specified SLB Conditions have not been satisfied (an “Extension Election”)); (c) by either ChampionX or SLB if there exists a final and nonappealable Mutual Legal Restraint; (d) by either ChampionX or SLB if after a stockholder meeting held for such purpose is concluded, the ChampionX Stockholder Approval is not obtained; (e) by either ChampionX or SLB if the other party breaches or fails to perform its representations, warranties, covenants or other agreements and such breach or failure to perform would result in the failure of a condition to close, subject to a specified cure period; (f) by SLB, prior to receipt of the ChampionX Stockholder Approval if the Board of Directors of ChampionX fails to recommend the adoption of the Merger Agreement, changes its recommendation, approves an alternative proposal, fails to include its recommendation in the Form S-4 or takes certain other actions as set forth in the Merger Agreement, subject in each case to certain exceptions (a “Change of Recommendation”) and (g) by SLB, if the Closing would violate any final and non-appealable Specified Legal Restraint.

Upon termination of the Merger Agreement under specified circumstances, including the termination by SLB in the event of a Change of Recommendation or the consummation of a competing acquisition proposal within 12 months of the termination of the Merger Agreement for certain specified reasons, ChampionX would be required to pay SLB a termination fee of $265.4 million.

Upon termination of the Merger Agreement under specified circumstances, including the termination by either party if certain Mutual Legal Restraints exist, specified regulatory approvals have not been obtained or if the consummation of the Merger does not occur on or prior to the End Date or by SLB if it does not exercise its right to an Extension Election or if Specified Legal Restraints exist and the Closing conditions relating to the absence of Mutual Legal Restraints or the receipt of certain specified regulatory approvals have not been satisfied, SLB would be required to pay ChampionX a termination fee of $326.6 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about ChampionX or SLB or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ChampionX’s public disclosures.

A copy of the Merger Agreement is filed with this Amendment No. 1 to the April 2 Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Item 8.01. Other Events.

On April 2, 2024, SLB and ChampionX issued a joint press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on April 2, 2024, ChampionX issued an investor presentation regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended.

Such forward-looking statements include statements relating to the proposed transaction between SLB and ChampionX, including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding the businesses of SLB and ChampionX, including expectations regarding outlook and all underlying assumptions, SLB’s and ChampionX’s objectives, plans and strategies, information relating to operating trends in markets where SLB and ChampionX operate, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that SLB or ChampionX intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “intends,” “plans,” “seeks,” “targets,” “may,” “can,” “believe,” “predict,” “potential,” “projected,” “projections,” “precursor,” “forecast,” “ambition,” “goal,” “scheduled,” “think,” “could,” “would,” “will,” “see,” “likely,” and other similar expressions or variations, but not all forward-

looking statements include such words. These forward-looking statements involve known and unknown risks and uncertainties, and which may cause SLB’s or ChampionX’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to those factors and risks described in Part I, “Item 1. Business”, “Item 1A. Risk Factors”, and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SLB’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2024 and Part 1, Item 1A, “Risk Factors” in ChampionX’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 6, 2024, and each of their respective, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

These include, but are not limited to, and in each case as a possible result of the proposed transaction on each of SLB and ChampionX: the ultimate outcome of the proposed transaction between SLB and ChampionX, including the possibility that ChampionX stockholders will not adopt the merger agreement in respect of the proposed transaction; the effect of the announcement of the proposed transaction; the ability to operate the SLB and ChampionX respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers, suppliers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including the adoption of the merger agreement in respect of the proposed transaction by ChampionX stockholders); other risks related to the completion of the proposed transaction and actions related thereto; the ability of SLB and ChampionX to integrate the business successfully and to achieve anticipated synergies and value creation from the proposed transaction; changes in demand for SLB’s or ChampionX’s products and services; global market, political and economic conditions, including in the countries in which SLB and ChampionX operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the extent of growth of the oilfield services market generally, including for chemical solutions in production and midstream operations; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; the impact of shifts in prices or margins of the products that SLB or ChampionX sells or services that SLB or ChampionX provides, including due to a shift towards lower margin products or services; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; trends in crude oil and natural gas prices, including trends in chemical solutions across the oil and natural gas industries, that may affect the drilling and production activity, profitability and financial stability of SLB’s and ChampionX’s customers and therefore the demand for, and profitability of, their products and services; litigation and regulatory proceedings, including any proceedings that may be instituted against SLB or ChampionX related to the proposed transaction; failure to effectively and timely address energy transitions that could adversely affect the businesses of SLB or ChampionX, results of operations, and cash flows of SLB or ChampionX; and disruptions of SLB’s or ChampionX’s information technology systems.

These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (each, as defined below) that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to SLB’s and ChampionX’s respective periodic reports and other filings with the SEC, including the risk factors identified in SLB’s and ChampionX’s Annual Reports on Form 10-K, respectively, and SLB’s and ChampionX’s subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this communication are made only as of the date hereof. Neither SLB nor ChampionX undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, SLB intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of ChampionX and that also constitutes a prospectus of SLB with respect to the shares of SLB to be issued in the proposed transaction (the “proxy statement/prospectus”). Each of SLB and ChampionX may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Form S-4 or proxy statement/prospectus or any other document that SLB or ChampionX may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of ChampionX. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (if and when available) and other documents containing important information about SLB, ChampionX and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by SLB will be available free of charge on SLB’s website at https://investorcenter.slb.com. Copies of the documents filed with, or furnished to, the SEC by ChampionX will be available free of charge on ChampionX’s website at https://investors.championx.com. The information included on, or accessible through, SLB’s or ChampionX’s website is not incorporated by reference into this communication.

Participants in the Solicitation

SLB, ChampionX and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of SLB, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SLB’s proxy statement for its 2024 Annual Meeting of Stockholders

(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000087347/000130817924000033/lslb2024_def14a.htm), which was filed with the SEC on February 22, 2024, including under the sections entitled “Director Compensation”, “Security Ownership by Management and Our Board”, “Compensation Discussion and Analysis”, “2023 Compensation Decisions and Results”, “Elements of 2023 Total Compensation”, “Long-Term Equity Incentive Awards”, “Executive Compensation Tables”, “Grants of Plan-Based Awards in 2023”, “Outstanding Equity Awards at Year-End 2023”, “Potential Payments Upon Termination or Change in Control” and “Pay vs. Performance Comparison” and SLB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000087347/000095017024006884/slb-20231231.htm), which was filed with the SEC on January 24, 2024, including under the sections entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Information about the directors and executive officers of ChampionX, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ChampionX’s proxy statement for its 2023 Annual Meeting of Stockholders

(https://www.sec.gov/ix?doc=/Archives/edgar/data/1723089/000172308923000073/championx-20230327.htm), which was filed with the SEC on March 29, 2023, including under the sections entitled “Executive Compensation Highlights”, “Director Compensation”, “2022 Director Compensation Table”, “Security Ownership of Certain Beneficial Owners and Management”, “Compensation Discussion and Analysis”, “Key Compensation Overview for 2022”, “Summary of 2022 Compensation for Named Executive Officers”, “Elements of Our Executive Compensation Program”, “Long-Term Equity Incentive Compensation”, “Additional Executive Compensation Governance Considerations”, “Executive Compensation Tables”, “Potential Payments upon Termination or Change-in-Control”, “Pay-versus-Performance” and ChampionX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023

(https://www.sec.gov/ix?doc=/Archives/edgar/data/1723089/000172308924000011/championx-20231231.htm), which was filed with the SEC on February 6, 2024, including under the sections entitled “Item. 10 Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents from SLB or ChampionX using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

Exhibit 2.1†	Agreement and Plan of Merger, dated as of April 2, 2024, by and among ChampionX Corporation, Sodium Holdco, Inc., Schlumberger Limited and Sodium Merger Sub, Inc.

Exhibit 99.1	Joint Press Release, dated as of April 2, 2024.

Exhibit 99.2	Investor Presentation of ChampionX, dated as of April 2, 2024.

†

Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules (or similar attachments) upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date: April 2, 2024	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher Executive Vice President and Chief Financial Officer